                                  Exhibit 99.1

       Slide presentation to be used at analyst and shareholder meetings between November 20, 2002 and December 31, 2002

                            [logo]Renal Care Group

                                  NYSE Symbol

                                      RCI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the private securities litigation reform act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward looking statements due to certain factors, including business and economic conditions and the availability of financing. These and other risks and uncertainties are discussed in RCG's reports filed with the SEC, including our annual report on form 10-K and our quarterly reports on form 10-Q.

                                                         [logo]Renal Care Group

KEY INVESTMENT POINTS

*        Strong U.S. market growth of 5-6% annually

*        Predictable and recurring revenues

*        Excellent patient outcomes drive volume growth above market average

*        Proven cost management

*        Prudent capital structure and strong free cash flow

*        Selective acquisition opportunities

                                                         [logo]Renal Care Group

                              COMPANY INFORMATION




                                                         [logo]Renal Care Group

COMPANY PROFILE


*        Specialized provider of dialysis services

*        Physician-driven heritage

*        Strong regional market presence

*        Cost-effective, quality care

*        Commitment to quality care drives value creation

         -        Medical outcomes improved
         -        Financial performance enhanced


                                                         [logo]Renal Care Group

GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000, to 18,800 as of December 31, 2001]



                                                         [logo]Renal Care Group


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CURRENT LOCATIONS

                                                                      26 States
                                                                    Medium size

[Map showing current locations in the states of Alabama, Alaska, Arizona, Arkansas, Colorado, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee

[character] Regional Offices [Chicago, Illinois; Dallas, Texas; Indianapolis, Indiana; Jackson, Mississippi; Phoenix, Arizona; Portland, Oregon; Jackson, Mississippi]

[character] University Affiliations [Cleveland, Ohio; Louisville, Kentucky; Milwaukee, Wisconsin; Nashville, Tennessee; Portland, Oregon; St. Louis, Missouri]

[character] Outpatient Dialysis Centers

                                                        [logo] Renal Care Group

STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2001]

Market                         Market Share        No. of Patients
------                         ------------        ---------------

Indiana                           23.4%               1,532

South Texas                       42.0%               1,033

East Texas                        76.0%                 740

Mississippi                       61.9%               2,795

Phoenix, AZ                       31.6%               1,621

S. Chicago, IL                    29.0%                 754

Ohio                              37.2%               1,599

Memphis                           33.0%                 481

Western Kansas                    51.0%                 460

                           Target 30-35% market share


                                                         [logo]Renal Care Group

                               INDUSTRY OVERVIEW


                                                         [logo]Renal Care Group

ATTRACTIVE
INDUSTRY FUNDAMENTALS

*        Expanding ESRD patient population

         -        High rates of diabetes and hypertension
         -        Aging population
         -        Increasing survival on dialysis

*        Recurring and predictable revenues with recent increases from Medicare

*        Patients qualify regardless of age

*        Positive consolidation momentum


                                                         [logo]Renal Care Group

U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 27% for Fresenius; 15% for DaVita; 15% for Gambro; 7% for Renal Care Group; 18% for hospitals; 13% for other independent providers; 5% for independent chain providers; chart also shows total patients of approximately 260,000, with 80,600 patients being treated by hospital-based programs and other independent providers and with new patients of 4,000 for hospital-based programs and other independent providers]


                                                         [logo]Renal Care Group


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                               OPERATING STRATEGY






                                                         [logo]Renal Care Group

OPERATING STRATEGY

*        Optimal care drives superior financial results

                  -        Clinical objectives aligned with financial interests

*        Medical Board is leveraging best practices across the Company

                  -        Benchmarking across the Company

                  - Reviewing data and best practice implementation on quarterly basis

                  -        Continuously improving outcomes

*        Above industry average clinical outcomes

                                                         [logo]Renal Care Group

                              UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 85.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1999 through third quarter 2002. RCG results are as follows: 1999 -- Q1 66.4%, Q2 66.5%, Q3 70.0%, Q4 73.4%;
2000 -- Q1 70.8%, Q2 71.2%, Q3 73.2%, Q4 72.5%; 2001 -- Q1 72.4%, Q2 71.7%, Q3
73.3%, Q4 74.3%; 2002 - Q1 76.4%, Q2 74.7%, Q3 75.9%.]


                                                         [logo]Renal Care Group

                              UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 65%

[Bar chart showing national average percentage of patients with URR greater than or equal to 65% of 82.0% for the year 1999 compared to RCG Q2 2002 percentage of 87.1%.]





                                                         [logo]Renal Care Group

                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

             Percent Patients with Hct greater than or equal to 33%

                                  Goal = 75.0%

[Graph showing percentage of RCG patients with a hematocrit levels greater than or equal to 33% on a quarterly basis from 1999 through third quarter 2002. RCG results are as follows: 1999 -- Q1 65.9%, Q2 68.9%, Q3 70.5%, Q4 71.8%; 2000 --
Q1 72.8%, Q2 72.9%, Q3 72.5%, Q4 72.7%; 2001 -- Q1 72.7%, Q2 74.6%, Q3 75.6%,
Q4 75.5%; 2002 - Q1 76.0%, Q2 75.3%, Q3 77.3%.]



                                                         [logo]Renal Care Group


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                                HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average hospitalization of 14.1 days per patient per year for 1999 compared to RCG "Rolling" Twelve Months ended September 30, 2002 of 12.2 days per patient per year]



                                                         [logo]Renal Care Group

                                   MORTALITY

[Bar chart showing national average mortality rate of 24.5% for ESRD patients for 1999 compared to RCG "Rolling" Twelve Months ended September 30, 2002 of 21.6%]



                                                         [logo]Renal Care Group

                             FINANCIAL INFORMATION







                                                         [logo]Renal Care Group

EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2001 and separate chart showing earnings per share for the third quarters of 2001 and 2002, all earnings are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 -- $1.12; 2000 -- $1.31; 2001 - $1.52; Q3 2001 -- $0.39; Q3
2002 -- $0.46 (representing a 17.9% increase shown by an arrow).]


                                                         [logo]Renal Care Group

REVENUE
($ in thousands)

[Bar chart showing revenue for the years ended December 31, 1996 through 2001 and separate chart showing revenue for the third quarters of 2001 and 2002, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $135.9 million; 1997 -- $214.0 million; 1998 -- $369.4 million; 1999 -- $520.6 million; 2000 -- $624.6 million; 2001 - $755.1; Q3 2001
-- $193.1 million; Q1 2002 -- $231.5 million.]





                                                         [logo]Renal Care Group

INCREASING EBITDA MARGINS

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2001 and third quarters 2001 and 2002, all EBITDA margins reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- 18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999 -- 23.6%; 2000 -- 23.8%; 2001 -
24.0%; Q3 2001 - 24.1%; Q3 2002 - 23.4%.]




                                                         [logo]Renal Care Group


COMPLETED ACQUISITIONS 2002
---------------------------
         Group                                      Patients
         -----                                      --------

North Mississippi Medical                             500

Mt. Carmel                                            115

Tenet - St. Louis                                     130

Bloomington, IN                                       110

DVD - Philadelphia                                    275

So. Medical Renal - Memphis                            70
                                                     ----

                                                     1,200
                                                     =====

                                                         [logo]Renal Care Group

Acquisition Performance

                                                       When
                                                     Acquired(1)                2001
                                                     -----------                ----

Patients                                                4,365                    6,268

Revenues (in thousands)                               $132,700                $243,736

EBITDA                                                  20.0%                    25.7%

Days Sales Outstanding                                   81                        60

Patients with URR greater than or equal to 70%          48%                        72%

Patients with Hct greater than or equal to 30%          79%                        89%

(1) All 1996 and 1997 acquisitions


                                                         [logo]Renal Care Group

FREE CASH FLOW

($ in thousands)


                                             2001              2002E
                                             ----              -----

EBITDA                                     $180,000          $210,000

         CapEx                               65,000            60,000

         Taxes                               35,000            50,000

         Interest                             3,000                 0

         Working Capital                          0                 0

         Free Cash Flow                      77,000           100,000


                                                         [logo]Renal Care Group


Capital Structure
-----------------

March 31, 2002

($ in thousands)

Long-Term Debt                      $  2,800          0.5%

Stockholders' Equity                 538,300
                                    --------

Total Capital                       $541,100
                                    ========

                         EBITDA = $210 million [2002E]


                                                         [logo]Renal Care Group

LINE OF CREDIT STATUS

September March 31, 2002

Total Amount                                         $150,000,000

Amount Outstanding                                   $          0
                                                     ------------

Amount Available                                     $150,000,000
                                                     ============





                                                         [logo]Renal Care Group

KEY INVESTMENT POINTS

*        Strong U.S. market growth of 5-6% annually

*        Predictable and recurring revenues

*        Excellent patient outcomes drive volume growth above market average

*        Proven cost management

*        Prudent capital structure and strong free cash flow

*        Selective acquisition opportunities

                                                         [logo]Renal Care Group

                             [logo]Renal Care Group

                                  NYSE Symbol

                                      RCI